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                                                                    EXHIBIT 10.9

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                                AMENDMENT NO. 1

                                       TO

                           CASH MANAGEMENT AGREEMENT

                                     AMONG

                     DEBIS AIRFINANCE CASH MANAGER LIMITED,
                         DEBIS AIRFINANCE IRELAND PLC,
                               AIRPLANES LIMITED,
                              AIRPLANES U.S. TRUST
                                      AND
                             BANKERS TRUST COMPANY

                          DATED AS OF FEBRUARY 5, 2002

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                  AMENDMENT NO. 1 TO CASH MANAGEMENT AGREEMENT

     AMENDMENT dated as of February 5, 2002 (this "AMENDMENT") to the Cash Management Agreement, dated as of March 28, 1996 (the "ORIGINAL AGREEMENT"), among DEBIS AIRFINANCE CASH MANAGER LIMITED (formerly GPA Cash Manager Limited), a limited company organized under the laws of Ireland (the "CASH MANAGER"), DEBIS AIRFINANCE IRELAND PLC (formerly GPA Group Plc), a public limited company organized under the laws of Ireland, AIRPLANES LIMITED, a limited liability company organized under the laws of Jersey, Channel Islands, AIRPLANES U.S. TRUST, a Delaware business trust and BANKERS TRUST COMPANY, a New York banking corporation as Trustee.

                                  WITNESSETH:

     WHEREAS, the parties hereto wish to amend the Original Agreement to reflect certain changes to the Cash Management Fee.

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Original Agreement has the meaning assigned to such term in the Original Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Original Agreement shall, after this Amendment becomes effective, refer to the Original Agreement as amended hereby.

     SECTION 2.  Inflation Adjustment.  Section 7.01 is amended by deleting the
Section in its entirety and replacing it with the following:

     "SECTION 7.01. Cash Management Fees. With effect from April 1, 2002 in consideration of the Cash Manager's performance of the Cash Management Services, the Note Issuers shall pay to the Cash Manager an annual fee (the "Cash Management Fee") of $1,000,000, payable monthly in arrears in equal installments on each Payment Date. The Cash Management Fee shall be adjusted as of each April 1 during the term of this Agreement, commencing April 1, 2003, by reference to the Inflation Factor."

     SECTION 3. Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws (excluding principles of conflicts of laws) of the State of New York applicable to agreements made and to be performed entirely within such State, including all matters of construction, validity and performance.

     SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                          DEBIS AIRFINANCE CASH MANAGER LIMITED

                                          By /s/ PATRICK DALTON
                                            ------------------------------------
                                            Name:  Patrick Dalton
                                            Title:   Director

                                          DEBIS AIRFINANCE IRELAND PLC

                                          By /s/ PATRICK DALTON
                                            ------------------------------------
                                            Name:  Patrick Dalton
                                            Title:   Director

                                          AIRPLANES LIMITED

                                          By /s/ ROY DANTZIC
                                            ------------------------------------
                                            Name:  Roy Dantzic
                                            Title:   Director

                                          AIRPLANES U.S. TRUST

                                          By /s/ ROY DANTZIC
                                            ------------------------------------
                                            Name:  Roy Dantzic
                                            Title:   Director

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                                          BANKERS TRUST COMPANY, not in its
                                          individual capacity, but solely as
                                          Security Trustee

                                          By /s/ SUSAN BARSTOCK
                                            ------------------------------------
                                            Name:  Susan Barstock
                                            Title:   Vice President

                                          BANKERS TRUST COMPANY, not in its
                                          individual capacity, but solely as
                                          trustee under the Airplanes Limited
                                          Indenture

                                          By /s/ SUSAN BARSTOCK
                                            ------------------------------------
                                            Name:  Susan Barstock
                                            Title:   Vice President

                                          BANKERS TRUST COMPANY, not in its
                                          individual capacity, but solely as
                                          trustee under the Airplanes Trust
                                          Indenture

                                          By /s/ SUSAN BARSTOCK
                                            ------------------------------------
                                            Name:  Susan Barstock
                                            Title:   Vice President

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